Exhibit (d)(xix) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                                   SCHEDULE A
                                     to the
                          Investment Advisory Contract
                            Effective April 29, 2005


------------------------------------------------------------------ ------------------------------------------
Funds                                                               Fee (based on average daily net assets)
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Balanced Fund                                                                    0.65%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Equity Income Fund                                                               0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Equity Index Fund                                                                0.20%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Income Fund                                                                      0.60%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Intermediate-Term Bond Fund                                                      0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB International Equity Fund                                                        1.00%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Large Cap Growth Fund II                                                         0.85%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Large Cap Stock Fund                                                             0.85%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Large Cap Value Fund II                                                          0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth                                      0.25%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth II                                   0.25%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Managed Allocation Fund - Conservative Growth                                    0.25%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Managed Allocation Fund - Conservative Growth II                                 0.25%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Managed Allocation Fund - Moderate Growth                                        0.25%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Managed Allocation Fund - Moderate Growth II                                     0.25%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Maryland Municipal Bond Fund                                                     0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Mid Cap Growth Fund                                                              0.85%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Multi Cap Growth Fund                                                            0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB New York Tax-Free Money Market Fund                                              0.40%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Pennsylvania Municipal Bond Fund                                                 0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Pennsylvania Tax-Free Money Market Fund                                          0.40%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Prime Money Market Fund                                                          0.40%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Short Duration Government Bond Fund                                              0.60%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Short-Term Corporate Bond Fund                                                   0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Small Cap Growth Fund                                                            0.85%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Small Cap Stock Fund                                                             0.85%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Social Balanced Fund                                                             0.70%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB Tax-Free Money Market Fund                                                       0.40%
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
MTB U.S. Government Money Market Fund                                                0.40%
------------------------------------------------------------------ ------------------------------------------



Witness the due execution hereof this 3rd day of March, 2005, to become effective on April 29, 2005.


MTB INVESTMENT ADVISORS, INC.             MTB GROUP OF FUNDS


By:  /s/ William F. Dwyer                 By:  /s/ Beth S. Broderick
   ----------------------------------        -----------------------------------
Name:  William F. Dwyer                   Name:  Beth S. Broderick
Title:  President                         Title:  Vice President